UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

FS Credit Income Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FS Credit Income Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
Class A: FCREX; Class I: FCRIX; Class L: FCRLX; Class M: FCRMX; Class T: FCRTX;
Class U: FCRUX; Class U-2: FCUUX
June 20, 2025
Dear Shareholder:
The enclosed proxy statement (the “Proxy Statement”) discusses a proposal to be voted upon by the shareholders (“Shareholders”) of FS Credit Income Fund (the “Fund”) at a special meeting of Shareholders to be held at the offices of the Fund at 201 Rouse Boulevard, Philadelphia, PA 19112, on August 4, 2025 at 11:00 a.m., Eastern Time (the “Meeting”). Shareholders of record as of the close of business on June 18, 2025 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.
The Meeting is being called for Shareholders to vote on a proposal (the “Proposal”) to elect two (2) individuals to the Board of Trustees of the Fund (the “Board”) and to transact such other business as may properly come before the Meeting. The Fund’s current Trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, have unanimously recommended that the Proposal be submitted to Shareholders for approval at the Meeting. The enclosed Proxy Statement contains additional information about the Proposal.
All Shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.
You may vote at the Meeting in-person or by proxy by mail, telephone or over the Internet. Even if you plan to attend and vote in person at the Meeting, please promptly follow the directions in the Notice of Internet Availability of Proxy Materials and this proxy statement to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. If you attend the Meeting in-person, you may revoke your proxy and vote your shares in-person.
Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the Proposal. The Board unanimously recommends that you cast your vote FOR the Proposal to elect each proposed individual as a Trustee of the Fund, as described in the Proxy Statement.
Sincerely,
/s/ Michael C. Forman

Michael C. Forman
President, Chief Executive Officer and Trustee
(Principal Executive Officer)

i

IMPORTANT INFORMATION
Q.
Why am I receiving this proxy statement?

A.
You are being asked to vote on a proposal (“Proposal”) to elect two (2) individuals to the Board of Trustees (the “Board”) of FS Credit Income Fund (the “Fund”). The current Trustees of the Fund, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have unanimously recommended that each proposed individual be submitted to the Fund’s shareholders for election at the special meeting of shareholders (the “Meeting”). The 1940 Act requires a certain percentage of the Trustees of the Fund to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. The Board recommends that you vote for the Proposal to elect one new Trustee and one current Trustee of the Fund and to facilitate future compliance with the requirements of the 1940 Act.

Q.
Who is eligible to vote?

A.
Any person who owned shares of the Fund on the “Record Date,” which was June 18, 2025.

Q.
Who are the nominees proposed for election as Trustees?

A.
Standing for election to the Board are two nominees, Jack Markell and Tyson A. Pratcher (together, the “Trustee Nominees”). Mr. Pratcher (the “Incumbent Trustee”) has served as a Trustee, who is not an “interested person” as defined in Section 2(a)(19) under the 1940 Act (“Independent Trustee”), of the Fund since March 9, 2021. Information about Mr. Markell and Mr. Pratcher is set forth in the enclosed proxy statement (the “Proxy Statement”).

Q.
How many of the proposed individuals will be Independent Trustees if elected?

A.
Mr. Pratcher currently serves as an Independent Trustee of the Fund. If elected by shareholders, Mr. Markell will also be an Independent Trustee of the Fund. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Q.
When will the new Trustee take office?

A.
The Incumbent Trustee, Mr. Pratcher, is currently a Trustee of the Fund and is expected to continue serving as a Trustee regardless of whether he is elected by shareholders at the Meeting. If elected by shareholders at the Meeting, it is expected that Mr. Markell will assume the role of Trustee of the Fund shortly after the Meeting.

Q.
How long will each Trustee serve?

A.
If elected, each Trustee Nominee will serve for a term of indefinite duration until his successor is duly elected and qualified. If a Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement Trustee Nominee as may be designated by the Board.

Q.
Will the Fund pay for the proxy solicitation and related legal costs?

A.
Yes. These costs will be borne by the Fund.

Q.
How does the Board recommend that I vote?

A.
The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the Proposal.

Q.
What shareholder vote is required for the Trustee Nominees to the Board to be approved?

A.
If a quorum is present, a plurality of the votes cast shall be sufficient to approve the Proposal. A “plurality of votes cast” means that those nominees receiving the two highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. For purposes of electing Trustees, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal, and broker “non-votes” will not count as votes cast.

Q.
I have only a few shares — does my vote matter?

A.
Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.
What is the deadline for submitting my vote?

A.
We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you attend the Meeting to vote in-person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund for the Meeting by 11:59 p.m., Eastern Time on August 3, 2025.

Q.
How can I vote?

A.
You may vote at the Meeting in person or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Shareholders of the Fund are entitled to one vote for each share held.

When voting by proxy and mailing your proxy card, you are required to:
•
indicate your instructions on the proxy card;

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date and sign the proxy card;

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mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

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allow sufficient time for the proxy card to be received by the Fund for the Meeting by 11:59 p.m., Eastern Time on August 3, 2025.

The Fund’s proxy statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Meeting. If your shares are held through a broker and you attend the Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Meeting. To obtain directions to the Meeting, please call the Fund at (215) 495-1150.
We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.
Q.
How should I sign the proxy card?

A.
You should sign your name exactly as it appears on the proxy card. Unless you have instructed otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority — for example, “Mary Smith, Custodian.”

FS Credit Income Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held August 4, 2025
NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders (“Shareholders”) of FS Credit Income Fund (the “Fund”), will be held at the offices of at the offices of the Fund at 201 Rouse Boulevard, Philadelphia, PA 19112, on August 4, 2025 at 11:00 a.m., Eastern Time.
At the Meeting, Shareholders will be asked to act upon the following:
1.
To elect two (2) trustees to the Board of Trustees.

2.
To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE ELECTION OF THE TWO TRUSTEES OF THE FUND.
Shareholders of record of the Fund at the close of business on June 18, 2025, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. The Fund is furnishing proxy materials to its shareholders on the Internet, rather than mailing printed copies of those materials to each of its shareholders. If you received a Notice of Internet Availability of Proxy Materials (“Notice”), you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet. You may also request from us free of charge hard copies of the proxy statement and proxy card by following the instructions in the Notice.
The Fund’s proxy statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Meeting. If your shares are held through a broker and you attend the Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Meeting. To obtain directions to the Meeting, please call the Fund at (215) 495-1150.
By Order of the Board of Trustees,
/s/ Stephen S. Sypherd

Stephen S. Sypherd
Secretary
June 20, 2025

YOUR VOTE IS IMPORTANT
Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Trustees of the Fund. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Meeting. Shareholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

v

FS Credit Income Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
June 20, 2025
Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of FS Credit Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a special meeting (“Meeting”) of shareholders (“Shareholders”) of the Fund, to be held at the offices of the Fund at 201 Rouse Boulevard, Philadelphia, PA 19112, on August 4, 2025 at 11:00 a.m., Eastern Time.
The Meeting has been called by the Board for the following purposes:
Proposal Number	Proposal Description
1	To elect two (2) trustees to the Board, and
2	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
You will find this proxy statement divided into four parts:
Part 1 Provides details on the proposal to approve the election of the Trustee Nominees (see page 1).
Part 2 Provides information about ownership of shares of the Fund (see page 10).
Part 3 Provides information on proxy voting and the operation of the Meeting (see page 12).
Part 4 Provides information on other matters (see page 14).
Please read the proxy statement before voting on the proposal.
The Fund is furnishing proxy materials to its shareholders on the Internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) tells you how to access and review the proxy materials and vote your shares via the Internet. If you would like to receive a paper copy of the Fund’s proxy materials free of charge, please follow the instructions in the Notice of Internet Availability. The Notice of Internet Availability or the Proxy Statement with the accompanying proxy card are being mailed to shareholders on or about June 23, 2025.
Annual and Semi-Annual Reports.   The Fund’s most recent annual and semi-annual reports to Shareholders are available at no cost. You may view or obtain these documents on the Securities and Exchange Commission’s (“SEC”) website at sec.gov. You may also request a report by calling toll-free at (215) 495-1150.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON AUGUST 4, 2025
The proxy statement for the Meeting is available online at www.proxyvote.com.

PART 1
DESCRIPTION OF PROPOSAL 1
ELECTION OF TRUSTEES
Shareholders of the Fund are being asked to vote on a proposal to elect two proposed individuals to the Board. One of the proposed individuals currently serves as a Trustee of the Fund (the “Incumbent Trustee”) and is standing for election at the Meeting. One of the proposed individuals does not currently serve as a Trustee of the Fund (together with the Incumbent Trustee, the “Trustee Nominees”) and is standing for election to the office of Trustee of the Fund at the Meeting.
Mr. Tyson A. Pratcher is standing for election as a Trustee of the Fund and is an Incumbent Trustee. Mr. Pratcher was appointed as a Trustee of the Fund by the Board to fill a vacancy on March 9, 2021. Mr. Jack Markell is not currently a Trustee of the Fund. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. To properly seat and elect the Trustee Nominees as Trustees of the Fund and to facilitate future compliance with the requirements of the 1940 Act, the Board recommends that Shareholders elect Mr. Pratcher and Mr. Markell as Trustees of the Fund.
Mr. Pratcher and Mr. Markell are not considered to be “interested persons” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”). If elected by Shareholders, Mr. Pratcher and Mr. Markell will be Independent Trustees of the Fund.
The Incumbent Trustee, Mr. Pratcher, is expected to continue serving as a Trustee of the Fund regardless of whether he is elected by Shareholders at the Meeting. If elected, it is expected that Mr. Markell will assume the role of Trustee of the Fund shortly after the Meeting.
The Trustee Nominees have consented to stand for election and to serve if elected. If elected, the Trustee Nominees will hold office until his successor is duly elected and qualified pursuant to the Fund’s Agreement and Declaration of Trust. If the Trustee Nominees should be unable to serve, an event that is not currently anticipated, Shareholders will vote for a replacement Trustee Nominee as may be designated by the Board.
Information regarding the Trustee Nominees, including brief biographical information, is set forth below.
Trustee Nominees
Name, Address* and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustee
Independent Trustee Nominee
Jack Markell Age: 64	Trustee Nominee	n/a	U.S. Ambassador to the Italian Republic and Republic of San Marino (2023 – 2025); White House Coordinator for Operation Allies Welcome (2021).	N/A	N/A
Incumbent Trustee Nominee
Tyson A. Pratcher Age: 50	Trustee Nominee and Independent Trustee	Since March 2021	Chief Executive Officer of Artemis Strategic Capital Partners (investment firm) (since 2024); Senior Managing Director of Artemis Real Estate Partners (real estate investment firm)(since 2023); Managing	1	Finance of America (since April 2021)

Name, Address* and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustee

Director of RockCreek Group (global investment management firm) (2020 – 2022); Senior Advisor at 7 Acquisition Corp. (special purpose acquisition company) (since November 2021); Managing Partner of Cane Wells, Inc. (consulting firm) (2019 – 2020); Co-Head of Investments of TFO USA (asset management firm) (2017 – 2019).

*
The address of the Trustee Nominees, if elected, will be c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

**
The fund complex consists of the Fund, FS Specialty Lending Fund and FS Credit Opportunities Corp.

The Board believes that the Trustee Nominees have the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as Trustees of the Fund in view of the Fund’s business and structure. The Trustee Nominees have a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.
In addition to the information provided in the chart above, below is certain additional information concerning the Trustee Nominees and certain of their Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.
Tyson A. Pratcher.   Mr. Pratcher has been a Trustee since March 2021. Mr. Pratcher currently serves as the Chief Executive Officer of Artemis Strategic Capital Partners, an investment firm, and has served in this capacity since 2024. In addition, he serves as senior managing director of Artemis Real Estate Partners, a real estate investment firm, and has served in this capacity since 2023. He also servs as a senior advisor at 7 Acquisition Corp., a special purpose acquisition company, and has served in this capacity since November 2021. He previously served as the managing director of RockCreek Group, a global asset management firm, from 2020 to 2022. Prior to RockCreek, Mr. Tyson was the managing partner of Cane Wells, Inc., a consulting firm that provides strategic advice to alternative management firms from 2019 to 2020. Mr. Pratcher also served as the Co-Head of Investments at TFO USA, the asset management arm of the largest multi-family office in the Middle East, from July 2017 to February 2019.
Jack Markell.   Mr. Markell most recently served as the U.S. Ambassador to the Italian Republic and Republic of San Marino from 2023 to 2025 and as the White House Coordinator for Operation Allies Welcome in 2021. Before that, Mr. Markell served as the 73rd Governor of Delaware from 2009 – 2017, leading a $4 billion enterprise with 30,000 employees. Governor Markell won re-election in 2012 with more than 69% of the vote. During his tenure, Governor Markell was particularly focused on improving Delaware’s schools and positioning its citizens for future prosperity by launching and scaling important workforce development efforts. Governor Markell served as Chair of the National Governors Association and the Democratic Governors Association. Governor Markell previously served as state treasurer of Delaware from 1999 – 2009. Prior to public service, Governor Markell had a sixteen-year career in business, banking and consulting, including serving as a senior vice president for corporate development at Nextel. Governor Markell’s other professional experience includes working in a senior management position at Comcast Corporation, as a consultant at McKinsey and Company, Inc. and as a banker at First Chicago Corporation. Governor Markell served on the National Board of Directors of Jobs for America’s Graduates and as a trustee of the Annie E. Casey Foundation and Upstream USA. Governor Markell also served on the boards of Graham Holdings Company, Light and Wonder, and FS Credit Real Estate Income Trust from 2017 to 2021. Governor Markell received his B.A. in Economics and Development Studies from Brown University and an M.B.A. from The University of Chicago.
Set forth below are the names and certain biographical information for the Fund’s current trustees and officers, other than Mr. Pratcher, whose information is included above as a Trustee Nominee, as reported by them to the Fund.
Trustees of the Fund
Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen**
Interested Trustees
Michael C. Forman(2) Age: 64	Chairman and Trustee	Trustee since October 2016	Chairman and Chief Executive Officer of FS Investments	3
Independent Trustees
Holly E. Flanagan Age: 53	Trustee	Trustee since September 2017	Managing Director of Gabriel Investments (since 2013)	1
Brian R. Ford Age: 76	Trustee	Trustee since September 2017	Retired; Partner of Ernst & Young LLP (1971 – 2008)	1

(1)
Each trustee of the Fund serves for an indefinite term until the date his successor is elected and qualified.

(2)
Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Credit Income Advisor, LLC (“FS Credit Income Advisor”).

*
The address of each trustee is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

**
The fund complex consists of the Fund, FS Specialty Lending Fund and FS Credit Opportunities Corp.

Executive Officers of the Fund
Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Michael C. Forman Age: 64	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr. Age: 63	Chief Financial Officer & Treasurer	Since 2017	Chief Financial Officer, FS Specialty Lending Fund (formerly known as FS Energy and Power Fund), FS Credit Opportunities Corp., FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd Age: 48	General Counsel & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk Age: 62	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, FS Investments

(1)
Each officer of the Fund serves (a) until his successor shall have been elected and shall have qualified, (b) until his death, or (c) until he shall have resigned or have been removed by the Trustee.

*
The address of each officer is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Management of the Fund
Pursuant to the Fund’s declaration of trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The officers of the Fund conduct and supervise the Fund’s daily business operations.
Board Leadership Structure
The Board currently consists of four members, three of whom are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or FS Credit Income Advisor. Among other things, the Board sets broad policies for the Fund and appoints the Fund’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s declaration of trust. Three of the four Trustees currently serving on the Board were elected by the organizational Shareholder of the Fund.
Michael C. Forman serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with FS Credit Income Advisor. The Board feels that Mr. Forman, as the Fund’s co-founder and chief executive officer, is the Trustee with the most knowledge of the Fund’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent trustee, and each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Fund at this time given the Fund’s current size and complexity. The Board, which reviews its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.
Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Fund’s performance and operations; (ii) reviewing and approving, as applicable, the Fund’s compliance policies and procedures; (iii) meeting with members of FS Credit Income Advisor’s management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including FS Credit Income Advisor and the Fund’s administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Fund’s activities and to provide direction with respect thereto; and (v) engaging the services of the Fund’s chief compliance officer to test the compliance procedures of the Fund and its service providers. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and its service providers.
Board Meetings and Committees
During the fiscal year ended October 31, 2024, the Board met eight times. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended October 31, 2024.
In addition to serving on the Board, Trustees may also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.
Audit Committee
The audit committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm, reviewing the adequacy of the Fund’s internal controls over financial reporting and overseeing and monitoring issues related to cybersecurity impacting the Fund. The audit committee of the Board also establishes policies and procedures regarding the valuation of the Fund’s investments. The members of the audit committee are Holly E. Flanagan, Brian R. Ford and Tyson A. Pratcher, each of whom is an Independent Trustee. Mr. Ford serves as the chairman of the audit committee. The Board has determined that Mr. Ford is an “audit committee financial expert” as defined under SEC rules. The audit committee met eight times during the fiscal year ended October 31, 2024.
The Board has adopted a written charter for the Audit Committee. The Fund provides the Audit Committee charter on its website, which can be found here: FS Investments. However, a copy of the Audit Committee charter is also attached to this proxy statement as Exhibit A.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee selects and nominates Trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Trustees, as well as the Fund’s management and Shareholders. Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund at the principal executive office of the Fund, who will forward the recommendations to the committee for consideration. The members of the Nominating and Corporate Governance Committee are Holly E. Flanagan and Brian R. Ford. Ms. Flanagan serves as the chairwoman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the fiscal year ended October 31, 2024.
The Board has adopted a written charter for the Nominating and Corporate Governance Committee. The Fund does not provide the Nominating and Corporate Governance Committee charter on a website, but a copy of the Nominating and Corporate Governance Committee charter is attached to this proxy statement as Exhibit B.
Report of the Audit Committee
In discharging its duties, during the 2024 fiscal year, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”). Management is responsible for the Fund’s internal controls over financial reporting, the financial reporting process and preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Ernst & Young is responsible for performing an independent audit of the Fund’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Fund’s financial statements with U.S. GAAP. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. Ernst & Young provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of Ernst & Young their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”
The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended October 31, 2024 with Fund management and Ernst & Young occurred prior to the issuance of Ernst & Young’s opinion on the financial statements and also at the Fund’s Audit Committee meeting held on December 11, 2024. At that meeting, the Audit Committee recommended to the Board to ratify the inclusion of the audited financial statements of the Fund for the fiscal year ended October 31, 2024 in the annual report of the Fund. During the fiscal year ended October 31, 2024, the Audit Committee discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.
Compensation Information
Trustees who do not also serve in an executive officer capacity for the Fund or FS Credit Income Advisor are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the net assets of the Fund (and any other interval funds of the same family of investment companies (collectively with the Fund, the “Interval Fund Complex”)) as of the end of each fiscal quarter. Annual cash retainers and annual fees for serving as a committee chairperson will be split among the funds in the Interval Fund Complex based on each fund’s net assets as of the end of such fiscal quarter. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:
			Annual Committee Chair Cash Retainer
Net Assets Under Management	Annual Cash Retainer	Board and Committee Meeting Fee(1)	Audit	Nominating and Corporate Governance
$0 to $200 million	—	$1,000	$5,000	$1,200
$200 million to $500 million	$10,000	$1,000	$6,500	$2,600
$500 million to $2 billion	$25,000	$1,000	$8,000	$3,200
$2 billion to $5 billion	$50,000	$1,000	$11,000	$4,400
$5 billion to $10 billion	$100,000	$1,000	$15,000	$6,000
> $10 billion	$250,000	$1,000	$25,000	$10,000
During the fiscal year ended October 31, 2024, the Fund’s Trustees were compensated as follows:
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex(1)
Holly E. Flanagan	$37,200	$37,200
Brian R. Ford	$42,000	$42,000
Daniel J. Hilferty III(2)	$27,000	$27,000
Tyson A. Pratcher	$32,000	$32,000

(1)
The fund complex consists of the Fund, FS Specialty Lending Fund and FS Credit Opportunities Corp.

(2)
Mr. Hilferty resigned as a Trustee of the Fund effective June 10, 2025.

Trustee and Trustee Nominee Beneficial Ownership of Shares
As of December 31, 2024, none of the Independent Trustees owned any interests in any other registered investment company overseen by the Trustees within the same family of investment companies as the Fund.
The following table shows the dollar range of Shares beneficially owned by each Trustee and Trustee Nominee as of December 31, 2024 based on the net asset value (“NAV”) per Class I Share of $12.35 on December 31, 2024 and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee or Trustee Nominee, if elected, in the family of investment companies that includes the Fund, based on their respective NAVs per share as of December 31, 2024.
Name of Trustee/Trustee Nominee	Dollar Range of Shares of the Fund	Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by the Trustee/Trustee Nominee in Family of Investment Companies
Interested Trustees
Michael C. Forman	Over $100,000	Over $100,000
Independent Trustees/Trustee Nominees
Holly E. Flanagan	None	None
Brian R. Ford	$10,001 – $50,000	$10,001 – $50,000
Daniel J. Hilferty III(1)	None	None
Tyson A. Pratcher	None	None
Jack Markell	None	None

(1)
Mr. Hilferty resigned as a Trustee of the Fund effective June 10, 2025.

As of December 31, 2024, none of the Independent Trustees nor the Trustee Nominees, nor the immediate family members of the Independent Trustees or Trustee Nominees, beneficially owned or owned of record securities of the Fund’s investment adviser, sub-advisers, principal underwriter, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, sub-advisers or principal underwriter.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 Act, as amended, and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of the Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2024 has complied with applicable filing requirements.
General Information
Investment Adviser
FS Credit Income Advisor, an investment adviser registered with the SEC under the 1940 Act, serves as the Fund’s investment adviser. FS Credit Income Advisor is an affiliate of FS Investments, a global alternative asset manager dedicated to delivering superior performance and innovative investment and capital solutions. FS Credit Income Advisor’s principal office is located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Distributor
ALPS Distributors, Inc. (the “Distributor”) is the distributor (also known as the Fund’s principal underwriter) of the shares of the Fund and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Administrator
FS Credit Income Advisor serves as the Fund’s administrator. The Fund has also contracted with State Street Bank and Trust Company (“State Street”) to provide various accounting and administrative services, including preparing preliminary financial information for review by FS Credit Income Advisor, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02114.
Custodian, Distribution Paying Agent, Transfer Agent and Registrar
State Street, which has its principal office at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund. State Street also provides accounting services to the Fund. SS&C Technologies, Inc. (“SS&C”), which has its principal office at 801 Pennsylvania Ave., Suite 219095, Kansas City, Missouri 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.
Annual and Semi-Annual Reports
The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports to Shareholders, and other information filed with the SEC can be obtained upon request and without charge by writing to the Fund at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, or by calling the Fund collect at (215) 495-1150. You may also view or obtain these documents on the SEC’s website at sec.gov.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“Ernst & Young”), located at One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm of the Fund. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives of Ernst & Young will be present at the Meeting; however, representatives of Ernst & Young are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement at the Meeting if they desire to do so.
Audit Fees
The aggregate fees billed by Ernst & Young for professional services rendered for the annual audit of the Fund’s financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for the fiscal years ended October 31, 2024 and October 31, 2023 are disclosed below.
2024	2023
$162,000	$157,500
Audit-Related Fees
The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended October 31, 2024 and October 31, 2023 are disclosed below.
2024	2023
$0	$0

Tax Fees
For the fiscal years ended October 31, 2024 and October 31, 2023, the aggregate fees billed by Ernst & Young for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:
2024	2023
$0	$0
All Other Fees
For the fiscal years ended October 31, 2024 and October 31, 2023, the following fees were billed by Ernst & Young for services other than the fees reported above.
2024	2024
$0	$0
Pre-approval Policies and Procedures; Adviser Affiliates
The Board’s Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.
All services described in this section were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Credit Income Advisor and any entity controlling, controlled by or under common control with FS Credit Income Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2024 and 2023 were $0 and $0, respectively.
Appraisal Rights
Shareholders do not have any appraisal rights in connection with this proposal.
Required Vote
The affirmative vote of a plurality of shares of the Fund will be required to elect each of the proposed individuals as Trustees. This means that, provided a quorum is present, the two proposed individuals who receive the highest number of votes cast at the Meeting will be elected as Trustees. The proposed individuals will be elected even if they receive approval from less than a majority of the votes cast at the Meeting. Because they are running unopposed, the two proposed individuals are expected to be elected as Trustees, as all individuals who receive votes in favor will be elected, while votes not cast, or votes to withhold, will have no effect on the election outcome.
THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE TRUSTEE NOMINEES.

PART 2
INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND
Outstanding Shares
Only Shareholders of record at the close of business on June 18, 2025 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting. On June 18, 2025, the Fund had shares outstanding and entitled to vote as follows.
Fund	Shares Outstanding and Entitled to Vote
Class A Shares	384,525.467
Class I Shares	27,536,162.376
Class M Shares	—
Class T Shares	252,614.815
Class U Shares	10,119,662.233
Class U-2 Shares	9,965,533.487
Control Persons and Principal Shareholders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A party that controls the Fund or class may be able to significantly affect the outcome of any item presented to Shareholders for approval.
As of the Record Date, the Board and individuals and entities affiliated with FS Credit Income Advisor held 666,878.627 Shares, valued at approximately $8.09 million based on the NAV per Share on such date.
The following tables identify those Shareholders known to the Fund to own beneficially or of record 5% or more of the voting securities of the Fund’s shares as of the Record Date.
Class I
Name and Address	Number of Shares Beneficially Owned	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13,796,642.403	50.10%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,746,837.707	6.34%
Morgan Stanley Smith Barney LLC FBO a Customer of MSSB 1 New York Plaza New York NY 10004-1901	3,915,965.894	14.22%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	5,063,157.604	18.39%

Class A
Name and Address	Number of Shares Beneficially Owned	Percentage of Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	214,678.648	55.83%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	80,733.378	21.00%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	35,007.710	9.10%
Class T
Name and Address	Number of Shares Beneficially Owned	Percentage of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	232,770.056	92.14%
Class U
Name and Address	Number of Shares Beneficially Owned	Percentage of Ownership
Morgan Stanley Smith Barney LLC FBO a Customer of MSSB 1 New York Plaza New York NY 10004-1901	9,926,519.767	98.09%
Class U-2
Name and Address	Number of Shares Beneficially Owned	Percentage of Ownership
UBS Financial Services Inc. FBO a Customer of UBS 1000 Weehawken, NJ 07086	9,956,823.116	99.91%
The trustees and officers, as a group, owned approximately 0.72% of the Fund as of the Record Date.

PART 3
INFORMATION ON PROXY VOTING AND THE OPERATION OF THE MEETING
Who is Eligible to Vote
Shareholders of record of the Fund as of the close of business on June 18, 2025 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the Shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.
Proposals by Shareholders
Under the Fund’s Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders, or in the future in compliance with the requirements of any exchange on which Shares may be listed in the future.
Proxies, Quorum and Voting at the Meeting
Shareholders may use the proxy card provided if they are unable to attend the Meeting in-person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any Shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Mr. Stephen S. Sypherd, and he may be reached at the following address: c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw a previously submitted proxy and vote in-person.
All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the Proposal described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof.
Telephonic Voting.   You may authorize a proxy by telephone using the toll-free telephone number printed on your proxy card. Authorizing a proxy by telephone requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call. Shareholders of the Fund are entitled to one vote for each share held.
Internet Voting.   Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, Shareholders should go online at www.proxyvote.com, which is also indicated on the Shareholder’s proxy card, and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal.
Quorum
The holders of one-third of the shares of the Fund present in-person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as present. Abstentions and broker “non-votes” will not count as votes cast.
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, Shareholders may vote to adjourn that Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A Shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
As provided in the Fund’s Declaration of Trust, if the Trustee Nominees receive a plurality of the votes cast at the Meeting, they shall be elected as Trustees of the Fund.
Method of Solicitation and Expenses
Your vote is being solicited by the Board of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of Shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by the Fund. The Fund has engaged Broadridge Investor Communication Solutions, Inc., a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates such fees to be approximately $20,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.
Procedures for Shareholder Communications with the Board
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s offices at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Other Business
While the Meeting has been called to transact any business that may properly come before it, the only matters that the Board intends to present is the matter stated in the attached Notice of the Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.
June 20, 2025

PART 4
OTHER MATTERS
Proxy Statement Delivery
“Householding” is the term used to describe the practice of delivering one copy of a document to a household of Shareholders instead of delivering one copy of a document to each Shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy materials. If you received more than one copy of the proxy materials, you may elect to household in the future; if you received a single copy of the proxy materials, you may opt out of householding in the future; and you may, in any event, obtain a copy of this Proxy Statement by contacting the Fund’s transfer agent, SS&C Technologies, Inc. by phone at (877) 628-8575 or by mail to FS Credit Income Fund, c/o SS&C Technologies, Inc., 801 Pennsylvania Ave. Suite 219095, Kansas City, Missouri 64105-1307. Copies of this Proxy Statement and the accompanying Notice of the Meeting are also available at the following website: www.proxyvote.com.
Organization and Operation of the Fund
FS Credit Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 of the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value. The Fund was organized as a Delaware statutory trust on October 27, 2016 and commenced operations on November 1, 2017.
FS Credit Income Advisor, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, serves as the investment adviser to of the Fund. FS Credit Income Advisor serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. The Fund has also contracted with State Street, which has its principal office at One Lincoln Street, Boston, Massachusetts 02111, to provide various accounting and administrative services, including preparing preliminary financial information for review by FS Credit Income Advisor, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing. State Street serves as Fund’s custodian. SS&C Technologies, Inc. (“SS&C”), which has its principal office at 801 Pennsylvania Ave., Suite 219095, Kansas City, Missouri 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter.
Fiscal Year
The fiscal year-end of the Fund is October 31.

EXHIBIT A
FS CREDIT INCOME FUND
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES
ADOPTED AS OF DECEMBER 2024
The board of trustees (the “Board”) of FS Credit Income Fund, (the “Company”) has determined that the Audit Committee of the Board (the “Committee”) shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. This Audit Committee Charter (this “Charter”) establishes the governing principles of the Committee.
I.
Purposes

Accounting and Financial Purposes:
The purpose of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and financial reporting processes, the audits of its financial statements and issues related to cybersecurity impacting the Company by overseeing and monitoring:
1)
The quality and integrity of financial reports and other financial information provided by the Company to governmental bodies or the public and the independent audit thereof;

2)
The preparation of the disclosure required by Item 407(d)(3)(i) of Regulation S-K (“Regulation S-K”), promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

3)
The Company’s system of internal controls regarding finance, accounting and regulatory compliance;

4)
The material aspects of the Company’s accounting and financial reporting process generally;

5)
The independence, qualifications and performance of the Company’s independent registered public accounting firm (the “Independent Accountants”), including the lead audit partner;

6)
The compliance by the Company with applicable legal and regulatory requirements;

7)
The performance of the Company’s internal audit function and the Independent Accountants; and

8)
The Company’s cybersecurity matters.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.
Valuation Purposes:
The Committee has also been established by the Board for the purpose of establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments. As permitted by Rule 2a-5, Good Faith Determinations of Fair Value (“Rule 2a-5”), the Board has designated the Fund’s investment adviser, FS Credit Income Advisor, LLC (the “Adviser”) as the “Valuation Designee” with day-to-day responsibility for implementing the portfolio valuation process set forth in the Valuation Designee’s (Adviser’s) Valuation Policy. The primary functions of the valuation services of the Committee are to: (1) assist the Board in fulfilling its responsibility of overseeing the process of valuing the Company’s investments; and (2) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee. The responsibility to determine the fair value of the Company’s investments is that of either the full Board or, where the Board has designated FS Credit Income Advisor, LLC as Valuation Designee, the Adviser. In furtherance of the foregoing, the Committee shall also assist the Board in overseeing the process employed by the Valuation Designee (Adviser) to determine in good faith the fair value of the Company’s investments.

In fulfilling its duties and responsibilities under this Charter, the Committee is ultimately accountable to the full Board. In order to fulfill its oversight responsibility on behalf of the Board, the Committee must be capable of conducting free and open discussions with and thus have unrestricted access to the Company’s management (“Management”), personnel of the Company’s Valuation Designee (Adviser) and any investment sub-adviser (if applicable), and their respective affiliates, and any independent third-party pricing or valuation services (“Valuation Service Providers”), legal counsel and independent accountants utilized by the Valuation Designee (Adviser) in relation to the valuation process carried out by the Valuation Designee (Adviser), when deemed necessary.
The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Annex A attached hereto.
II.
Scope

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Independent Accountants. In fulfilling their responsibility, the Independent Accountants are ultimately accountable to the Board and the Committee. The Company’s Management has the responsibility to determine that the Company’s financial statements are complete and accurate and prepared in accordance with GAAP. It is also not the duty of the Committee to provide assurance of the Company’s compliance with laws and regulations or compliance with the Company’s Code of Business Conduct and Ethics. The primary responsibility for these matters also rests with the Company’s Management.
The responsibility for determining the fair value of the Company’s investments is that of the Board. Therefore, in fulfilling its duties and responsibilities under this Charter as they relate to the valuation services of the Committee, the Committee is ultimately accountable to the full Board. In discharging these responsibilities, the Committee may use independent third-party pricing services and independent third-party valuation services that have been approved by the Board (collectively, the “Valuation Service Providers”). The Committee shall not be required to determine the fair value of the Company’s investments in accordance with the valuation provided by any single source, and the Committee shall retain the discretion to use any relevant data, including information obtained from the Adviser, any investment sub-adviser (if applicable) or any Valuation Service Provider, that the Committee deems to be reliable in determining fair value under the circumstances. The Committee will make available to the full Board, upon request, any information it considered in determining the fair value of the Company’s investments.
In order to fulfill its oversight responsibility, the Committee must be capable of conducting free and open discussions with, and thus have unrestricted access to, the Company’s Management, the Independent Accountants, internal auditors, personnel of the Adviser and any investment sub-adviser (if applicable) and their respective affiliates, and any Valuation Service Providers and, legal counsel utilized by the Company regarding the quality of the Company’s financial statements and system of internal controls and in relation to the valuation process carried out by the Company, when deemed necessary.
III.
Membership Requirements

The Committee shall be comprised of three (3) or more trustees as determined by the Board, each of whom must:
1)
be an independent trustee in accordance with the requirements of Rule 10A-3 of the Exchange Act, and free from any material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

2)
be “financially literate,” as such qualification is interpreted by the Board;

3)
have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant; and

4)
have a basic understanding of valuation-related issues and shall be able to read and understand reports issued by the Valuation Service Providers. Committee members may enhance their familiarity with valuation concepts by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall meet the requirements of all applicable laws, rules and regulations, in each case, when, as and to the extent applicable to the Company. In addition, at least one (1) member of the Committee shall have accounting or related financial management experience, as determined by the Board. If the Company lists its shares on a national securities exchange, the members of the Committee shall meet the rules and requirements of such exchange.
The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.
IV.
Meetings and Procedures

The Committee shall meet at least four (4) times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the Independent Accountants at their request to discuss the Company’s financial results. The Chairman of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee and may fix the time and place of the Committee’s meetings, as circumstances require.
One-third (33 1/3%) of the members of the Committee present in person or by means of a telephone or video conference or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. Any action required or permitted to be taken at a meeting of the Committee may also be taken without a meeting if all members of the Committee consent thereto in writing (“unanimous written consent”).
The Committee may request any Board member who is not a member of the Committee, Management and any employee of the Company, personnel of the Adviser and any investment sub-adviser (if applicable) and their respective affiliates, Valuation Service Providers and the Company’s outside counsel or the Independent Accountants to attend a meeting (or portions thereof) of the Committee or to meet with any members of, or consultants to, the Committee.
The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, rule, regulation or listing standard to be exercised by the Committee as a whole.
The Committee shall meet separately, and periodically, with Management, personnel responsible for the Company’s internal audit function and the representatives of the Independent Accountants and Valuation Service Providers and personnel of the Adviser and any sub-adviser (if applicable) and their respective affiliates and shall invite such members to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such persons present.
The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.
V.
Responsibility and Duties

1)
General Responsibilities

To carry out its purposes, the responsibilities of the Committee shall be as follows:
i.
Maintain open communications with the Independent Accountants, internal auditors, executive Management and the Board;

ii.
Meet separately, from time-to-time, with Management and the Independent Accountants to discuss matters warranting attention by the Committee;

iii.
Regularly report Committee actions to the Board and make recommendations as the Committee deems appropriate;

iv.
Review the financial results presented in all reports filed with the U.S. Securities and Exchange Commission (the “SEC”);

v.
Review examination reports issued by regulatory authorities and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements;

vi.
Discuss the Company’s disclosure, oversight of and conformity with the Company’s Code of Business Conduct and Ethics, and matters that may have a material effect on the Company’s financial statements, operations, compliance policies and programs;

vii.
Institute, conduct or oversee special investigations related to financial and accounting matters, as needed;

viii.
Review with senior Management the Company’s overall antifraud programs and controls;

ix.
Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board;

x.
Review with the Company’s legal counsel any significant legal matter that could have a material impact on the Company’s financial position;

xi.
Take other actions required of the Committee by law, applicable regulations, or as requested by the Board; and

xii.
Any other action described in Annex A

In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Independent Accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have the authority to select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

2)
Responsibilities Regarding the Engagement of the Independent Accountants

The Committee will:
i.
Be directly responsible for the appointment or replacement of the Independent Accountants (subject to approval by the Board and by a separate in-person1 vote of a majority of the members of the Board who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940, as amended) and, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the Independent Accountants (including resolution of disagreements between Management and the Independent Accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Accountants shall report directly to the Committee.

ii.
Ensure the independence of the Independent Accountants by:

(a)
Having the Independent Accountants deliver to the Committee at least annually a formal written statement delineating all relationships between the Independent Accountants and the Company and addressing at least the matters set forth in the Public Company Accounting Oversight Board’s (“PCAOB”) Rule No. 3526; actively engaging in dialogue with the Independent Accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Independent Accountants.

(b)
Pre-approving all audit services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by the Independent Accountants or other registered public accounting firms. See the Policy on Pre-Approval of Audit and Non-Audit Services set forth in Annex B attached hereto. The Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services; provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

(c)
Ensuring the regular rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the Independent Accountants) having

1
On February 28, 2019, the Division of Investment Management (“Staff”) of the Securities and Exchange Commission (“SEC”) issued a no-action letter (“IDC Letter”) relaxing its views on “in person” voting requirements for investment company boards of directors. In the IDC Letter, the Staff states that it would not recommend action to the SEC for violations of Sections 12(b), 15(c) or 32(a) of the Investment Company Act of 1940 (1940 Act), or Rules 12b-1 or 15a-4(b)(2) thereunder, if investment company directors, in certain circumstances (listed below), approve the company’s investment management agreement or certain other matters (including selection of the fund’s independent public accountant pursuant to Section 32(a) of the 1940 Act, noting that with respect to emergency situations, such accountant must be the same accountant as selected in the immediately preceding fiscal year) telephonically, by video conference or by other means by which all participating directors may participate and communicate with each other simultaneously during a meeting, instead of at a meeting where the required directors are physically present.

The circumstances to which the SEC’s position applies are:
•
Emergency Situations:   he directors needed for the required approval physically cannot be present due to unforeseen or emergency circumstances, provided that (i) no material changes to the relevant contract, plan and/or arrangement are proposed to be approved, or are approved, at the meeting, and (ii) such directors ratify the applicable approval at the next board meeting at which the directors needed for the required approval are physically present; and

•
Prior Discussion Situations:   he directors needed for the required approval previously fully discussed and considered all material aspects of the proposed matter at a meeting where the required directors were physically present, but did not vote on the matter at that time, provided that no director requests another meeting where all required directors are physically present.

primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and to consider the regular rotation of the Independent Accountants.
(d)
Overseeing compliance with the guidelines set forth in Annex C attached hereto relating to the Company’s hiring of employees or former employees of the Independent Accountants who participated in any capacity in the audit of the Company.

iii.
At least annually, obtain and review a report by the Independent Accountants describing: the firm’s internal control procedures; any material issues raised by the most recent internal quality control review, peer review or PCAOB review or inspection of the firm, or by any other inquiry or investigation by governmental or professional authorities, within the preceding five (5) years with respect to one (1) or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the Independent Accountants and the Company to assess the independence and objectivity of the Independent Accountants.

iv.
The Committee shall review and present its conclusions regarding the Independent Accountants’ qualifications, performance and, if applicable, its conclusions regarding the rotation of the Independent Accountants to the Board at least annually.

v.
The Committee shall review and discuss with the Independent Accountants (1) the Independent Accountants’ responsibilities under GAAP and the responsibilities of Management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the Independent Accountants’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit.

3)
Responsibilities for Reviewing the Annual External Audit and the Financial Statements

The Committee will:
i.
Request the Independent Accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues;

ii.
Review with Management significant risks and exposures identified by Management and Management’s steps to minimize them;

iii.
Review the scope of the external audit with the Independent Accountants;

iv.
Review with Management and the Independent Accountants, as appropriate:

(a)
The adequacy and effectiveness of the Company’s system of internal controls, including computerized information system controls and security, any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, involving Management or other employees with a significant role in such internal controls;

(b)
The Company’s critical accounting policies and practices to be used in the audit;

(c)
The Company’s annual audited financial statements and semi-annual unaudited financial statements, including the related notes and the Company’s disclosures regarding its financial condition and results of operations, and the form of any audit opinion to be issued, before they are made public;

(d)
All alternative treatments of financial information within GAAP that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accountants;

(e)
Material written communications between the Independent Accountants and Management, such as any Management letter or schedule of unadjusted differences;

(f)
Any audit problems or difficulties, including difficulties encountered by the Independent Accountants during their audit work (such as restrictions on the scope of their activities or their access to information); any significant disagreements between Management and the Independent Accountants; Management’s response to these problems, difficulties or disagreements; and the Committee’s proposed resolution to any disagreements between the Independent Accountants and Management;

(g)
Any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements; and

(h)
The Company’s earnings press releases, if any;

v.
After the completion of the annual audit examination, or as needed throughout the year, discuss such examination with Management and the Independent Accountants;

vi.
Review the Company’s annual financial statements and related notes, including any adjustments to such statements recommended by the Independent Accountants;

vii.
Review any significant findings and recommendations made by the Independent Accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with Management’s responses thereto;

viii.
Review the qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates;

ix.
Review any significant difficulties or problems with Management encountered during the course of the audit;

x.
Review any other matters about the audit procedures or findings that GAAP requires the auditors to discuss with the Committee;

xi.
Review the form of opinion the Independent Accountants propose to render to the Board and the Committee and shareholders;

xii.
Review the disclosures related to the Company’s financial condition and results of operations to be included in the Company’s annual reports on Form N-CSR or semi-annual report on Form N-CSR before the Forms N-CSR are filed;

xiii.
Review the Independent Accountants’ disclosure relating to the Company’s internal controls, and disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form N-CSR about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud, whether or not material, involving Management or other employees with a significant role in such internal controls;

xiv.
Recommend to the Board whether to include the audited financial statements in the Company’s Form N-CSR; and

xv.
Issue for public disclosure by the Committee the report required by the SEC to be included in any proxy statements by the Company.

4)
Responsibilities for Reviewing Internal Audit Function

The Committee will:
i.
Review and approve the functions of the Company’s internal audit function, including its purpose, charter, organization, responsibilities, budget, staffing and performance; and review the scope,

performance and results of such department’s internal audit plans, including any reports to Management and Management’s response to those reports; and
ii.
Review and discuss with Management and the personnel responsible for the Company’s internal audit function policies and guidelines to govern the process by which Management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps Management has taken to monitor and control such exposures.

5)
Compliance Oversight Responsibilities

The Committee will:
i.
Review with the Board any issues that arise with respect to the Company’s compliance with applicable laws and regulations;

ii.
Obtain from the Independent Accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

iii.
Review and discuss with the Independent Accountants any other matters required to be discussed by PCAOB Auditing Standards;

iv.
Administer the procedures set forth in Annex D attached hereto relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company or of the Adviser, of concerns regarding questionable accounting or auditing matters;

v.
Review all potential conflict-of-interest situations arising in respect of the Company’s affairs and involving the Company’s affiliates or employees not otherwise delegated to the Board as a whole, including review and approval of all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act);

vi.
Provide strategic oversight and periodically consult with Management and the Adviser on cybersecurity matters, including the cybersecurity program of Franklin Square Holdings, L.P., the Company’s sponsor and the parent of the Adviser, and the related risks associated with cybersecurity threats and incidents impacting the Company; and

vii.
Take other actions required of the Committee by applicable law, regulations, listing standards or as requested by the Board.

VI.
Additional Resources

Subject to the approval of the Board, the Committee shall have the right to use reasonable amounts of time of the Independent Accountants, Management, personnel of the Adviser and any investment sub-adviser (if applicable) and their respective affiliates, any Valuation Service Provider, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s Chief Executive Officer advised as to the general range of anticipated expenses for outside consultants and shall obtain the concurrence of the Board in advance for any such expenditures.
VII.
Disclosure of Charter

This Charter will be made available on the Company’s “Corporate Governance” page under the Company’s “Investments” pages at www.fsinvestments.com.
VIII.
Evaluation

The Committee shall conduct an annual review of the Committee’s and individual members’ performance under this Charter and shall present the results of the evaluation to the Board and recommend changes to the Board as needed.

Annex A
Valuation Services — Responsibilities and Duties
To carry out its purposes, the responsibilities and duties of the Committee, with the assistance of counsel, shall be as follows:
i.
Oversee the implementation of the Valuation Designee’s (Adviser’s) valuation methodologies, processes, procedures and policy then in effect (as may be amended from time to time, the “Valuation Policy”);

ii.
Review reporting from the Valuation Designee (Adviser) regarding its oversight of the valuation-related services provided to the Company by its Valuation Service Providers;

iii.
Review reporting from the Valuation Designee (Adviser) regarding valuation-related activities and applicable results thereof;

iv.
Review reporting from the Valuation Designee (Adviser) regarding its determination of the fair valuations of the Company’s investments;

v.
Periodically (at least annually) review changes to the Valuation Designee’s (Adviser’s) Valuation Policy;

vi.
Review reporting from the Valuation Designee (Adviser) regarding the selection and ongoing oversight of Valuation Service Providers;

vii.
Maintain open communications with the Board, Management, personnel of the Valuation Designee (Adviser) and any investment sub-adviser (if applicable), Valuation Service Providers, legal counsel and independent accountants utilized by the Company;

viii.
Maintain minutes and records of its meetings and any actions taken by unanimous written consent;

ix.
Regularly report to the Board about matters considered and any actions taken by the Committee;

x.
Review applicable sections of examination reports issued by regulators and consider the results of those examinations and related inquiries to determine if any findings could have a material effect on the Company’s current valuation process;

xi.
Meet separately, from time to time, as deemed appropriate, with Management, Valuation Service Providers, independent trustees’ counsel and/or the Company’ independent accountants to discuss matters warranting attention by the Committee;

xii.
Take other actions required of the Committee by applicable law, regulations, listing standards or as requested by the Board; and

xiii.
Preserve and maintain for the retention periods required by the Investment Company Act of 1940, as amended, the documents and materials utilized by the Committee to carry out its responsibilities.

The Committee will perform its valuation services responsibilities and duties on the basis of information provided or representations made to it by Management, personnel of the Valuation Designee (Adviser) and any investment sub-adviser (if applicable), Valuation Service Providers, legal counsel to the Company, independent trustees’ counsel, independent accountants or other experts or consultants utilized by the Company, without independent verification.

Annex B
Policy on Pre-Approval of Audit and Non-Audit Services
I.
Statement of Principles

The Committee is required to pre-approve the audit and non-audit services performed by the Independent Accountants in order to ensure that the provision of such services to the Company does not impair the independence of the Independent Accountants. Unless a type of service to be provided by the Independent Accountants has received general pre-approval, it will require specific pre-approval by the Committee. Any proposed services exceeding pre-approved fee levels will require specific pre-approval by the Committee.
II.
Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.
In addition to the annual audit services engagement approved by the Committee, the Committee may grant pre-approval for other audit services, which are those services that only the Independent Accountants reasonably can provide, such as limited quarterly reviews, comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.
III.
Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the Independent Accountants. All audit-related services must be separately pre-approved by the Committee.
IV.
Tax Services

Tax services include tax compliance, tax planning and tax advice. All tax services must be separately pre-approved by the Committee.
V.
All Other Services

The Committee may grant pre-approval to those permissible non-audit services classified as “All Other Services” that it believes are routine and recurring services, and would not impair the independence of the Independent Accountants. Permissible All Other Services must be separately pre-approved by the Committee.
A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
VI.
Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the Independent Accountants will be established periodically by the Committee. Any proposed services exceeding these levels will require specific pre-approval by the Committee.
VII.
Supporting Documentation

With respect to each proposed pre-approved service, the Independent Accountants will provide an engagement letter to the Committee regarding the specific services to be provided.

VIII.
Procedures

Requests or applications to provide services that require specific pre-approval by the Committee will be submitted to the Committee by the Chief Financial Officer, and must include a statement as to whether, in his view, the request or application is consistent with the SEC’s rules on auditor independence.
IX.
Confirmation

The Independent Accountants will provide a written confirmation of its independence with respect to the Company to the Committee on an annual basis.

Exhibit 1
Prohibited Non-Audit Services
•
Bookkeeping or other services related to the accounting records or financial statements

•
Financial reporting systems design and implementation

•
Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•
Actuarial services

•
Internal audit outsourcing services

•
Management functions

•
Human resources

•
Broker-dealer, investment adviser or investment banking services

•
Legal services

•
Expert services unrelated to the audit

•
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

Annex C
Hiring Guidelines for Employees of the Independent Accountants
The Committee has adopted the following practices regarding the hiring by the Company of any employee of the Independent Accountants who participated in any capacity in the audit of the Company.
1.
No member of the audit team that is auditing the Company may be hired by the Company in a financial reporting oversight role (as defined in Regulation S-X, promulgated under the Securities Act and the Exchange Act) for a period of one (1) year following association with that audit; and

2.
The Company’s Chief Financial Officer shall report annually to the Committee the profile of the preceding year’s hires from the Independent Accountants.

Annex D
WHISTLEBLOWER POLICY
Submission of Comments to Audit Committee
FS Credit Income Fund (the “Company”) encourage its employees and employees of FS Credit Income Advisor, LLC, the Company’s investment adviser (the “Adviser”), to maintain open lines of communication and share comments and concerns they may have with members of Management and, if necessary, with the Board of Trustees of the Company. Feedback from employees of the Company and the Adviser on matters related to their employment or the Company’s operations, including their financial statement disclosures, accounting, internal accounting controls or auditing matters, is greatly appreciated and helps to build a stronger organization. An employee of any Company or the Adviser should report suspected violations of applicable laws, rules, regulations or the Company’s Code of Business Conduct and Ethics to his or her supervisor, a member of senior Management, or to the Company’s Chief Compliance Officer.
Employees of the Company and the Adviser may submit, on a confidential, anonymous basis if the employee so desires, comments related to, among other things, financial statement disclosures, accounting, internal accounting controls or auditing matters. Such comments should be set forth in writing, sealed in an envelope or submitted via e-mail, and addressed to the Company’s Chief Compliance Officer if an employee would like Management to review the comments, or to the Chairman of the Audit Committee, which should be labeled: “To be opened by the Audit Committee only.” Employees of the Company and the Adviser may also deliver such envelopes in the Company’s internal mail system or deliver it by hand to the Company’s Chief Compliance Officer, who will deliver it unopened to the Chairman of the Audit Committee. Alternatively, employees of the Company and the Adviser may call the Adviser’s Whistleblower Hotline (844-995-4986). If an employee of the Company or the Adviser would like to discuss matters with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she may be contacted if the Audit Committee deems it appropriate.
The Audit Committee reviews and considers such comments that it has received and may take action that it deems appropriate in order to respond thereto. The Audit Committee may request special treatment for a comment, including the retention of outside counsel or other advisors. The Audit Committee retains such comments for a period of no less than five years.
The Company’s Code of Business Conduct and Ethics prohibits the retaliation or taking of any adverse action against anyone for raising or helping to resolve business conduct or ethical concerns.

EXHIBIT B
CHARTER OF THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF TRUSTEES OF
FS CREDIT INCOME FUND
ADOPTED AS OF APRIL 8, 2025

I.
PURPOSE OF THE COMMITTEES

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Boards of Trustees (the “Board”) of FS Credit Income Fund (the “Company”) shall be to identify and to carry out the responsibilities delegated by the Board relating to the Company’s trustee nominations process and procedures; select individuals qualified to serve as trustees of the Company and on committees of the Board; to advise the Board with respect to the Board’s composition, procedures and committees; to review and, at the request of the Company’s management or upon the advice of counsel, develop or revise applicable corporate governance documentation and practices; to oversee the evaluation of the Board and management; and to undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee.
II.
COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more trustees, as determined from time to time by the Board, who shall be appointed by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of any applicable laws, rules, regulations and listing standards, as determined by the Board, and any additional requirements that the Board deems appropriate.
The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.
Each member of the Committee shall hold office until his or her resignation or until otherwise determined by the Board. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.
III.
MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than one regular meeting per year. The chairperson of the Committee or any two (if there are at least two members of the Committee) members of the Committee may call a special meeting of the Committee and may fix the time and place of the Committee’s meetings.
A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Committee may also be taken without a meeting if all members of the Committee consent thereto in writing.
The Committee may invite any member of the Board who is not a member of the Committee, officers, counsel, representatives of service providers or other persons to attend meetings (or portions thereof) and provide information as the Committee, in its sole discretion, considers appropriate. The Committee may rely on the Company’s investment adviser and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities.
The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the

Committee shall not delegate to a subcommittee any power or authority required by any law, rule, regulation or listing standard to be exercised by the Committee as a whole.
The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.
IV.
DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A.
Board Candidates and Nominees

The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:
(a)   To identify, screen, recruit, and, if appropriate, interview candidates to fill positions on the Board, including persons suggested by shareholders or others. The Committee may, if it deems appropriate, establish procedures to be followed by shareholders in submitting recommendations for Board candidates.
(b)   To review the background and qualifications of individuals being considered as trustee candidates. Among the qualifications considered in the selection of candidates, the Committee shall consider the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and the requirements of the SEC.
(c)   To select and approve the trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Company’s bylaws.
(d)   To review the suitability for continued service as a trustee of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the trustee should be re-nominated.
B.
Board Composition and Procedures

The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:
(a)   To review annually the composition of the Board as a whole and to recommend, as necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity for the Board as a whole and contains at least the minimum number of independent trustees required by any applicable laws, rules, regulations and listing standards, as determined by the Board.
(b)   To review periodically the size of the Board and to recommend to the Board any appropriate changes.
(c)   To review the frequency and structure of Board meetings and to recommend to the Board any appropriate changes.
(d)   To review any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle and to recommend to the Board any appropriate changes.
C.
Board Committees

The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board:
(a)   To review the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee (including the Committee), to recommend to the Board any appropriate changes and to recommend individual trustees to fill any vacancy that might occur on a committee (including the Committee).
(b)   To monitor the functioning of the committees of the Board and to recommend to the Board any appropriate changes, including the creation and elimination of committees.
(c)   To review annually committee assignments and the rotation of committee memberships and/or chairpersonships, and to recommend to the Board any appropriate changes.
(d)   To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee, to make such a recommendation at any time.
D.
Corporate Governance

The following shall be the goals and responsibilities of the Committee with respect to corporate governance:
(a)   At the request of the Company’s management or upon the advice of counsel, to review the Company’s charter documents and bylaws and to recommend to the Board any appropriate changes.
(b)   At the request of the Company’s management, upon the advice of counsel or as otherwise required by the SEC, to develop and review the corporate governance policies, principles and procedures applicable to the Company, including those relating to the structure and operations of the Board and its committees, and to recommend to the Board appropriate governance policies, principles and procedures and any changes thereto.
(c)   To evaluate and make recommendations to the Board regarding shareholder proposals that relate to corporate governance or that relate to matters over which another Board committee does not have expertise.
(d)   To review and make recommendations to the Board from time to time, regarding the compensation, if any, payable to the trustees and officers (if any) of the Company and to any other person whose compensation is required by law, rule, regulation, order or listing standard to be approved or determined by the Board or a committee thereof. The Committee shall annually review such compensation, if any, and make appropriate recommendations to the Board.
(e)   To review periodically, and at least annually, the Company’s fidelity bond, trustees and officers, and errors and omissions insurance policies covering the Company and such other policies that may be referred to the Committee by the Company’s management, including the coverage provided thereby and the cost associated therewith, and oversee the obtainment of any riders, revisions or new policies as the Committee, with the assistance of the Company’s management, deems appropriate.
(f)   To consider any other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.
E.
Evaluation of the Board and Management

The Committee shall be responsible for overseeing the evaluation of individual trustees, the Board as a whole and management, in such manner as it deems appropriate. The Committee shall develop, subject to approval by the Board, a process for an annual evaluation of the Board, the committees of the Board and management, and to oversee the conduct of this annual evaluation.
The Committee shall evaluate the leadership structure of the Board, including the responsibilities of the Board and committee structure and composition, and evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure.
V.
INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.
The Company shall provide for appropriate funding by the Company, as determined by the Committee, for payment of (a) compensation to counsel, consultants (including search firms) or advisers engaged by the Committee and (b) ordinary administrative expenses of the Committee in connection with the Committee’s performance of its responsibilities under this Charter.
VI.
DISCLOSURE OF CHARTER

This Charter will be made available on the Company’s corporate governance page on Franklin Square Holdings, L.P.’s website at www.fsinvestments.com.
VII.
EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.
The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board.
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While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. FS CREDIT INCOME FUND 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112 V76582-S17570 The Board of Trustees recommends you vote FOR the following: ! ! ! 1. Election of Trustees Nominees: For Against Abstain 1a. Tyson A. Pratcher 1b. Jack Markell ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting The Notice and Proxy Statement is available at www.proxyvote.com. V76583-S17570 The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, each as proxy of the undersigned with full power of substitution to attend the Special Meeting of Shareholders of FS CREDIT INCOME FUND, a Delaware statutory trust (the “Company”), to be held at 11:00 a.m., Eastern Time, on August 4, 2025 at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Meeting”), and vote as designated on the reverse side of this proxy card all of the common shares of beneficial interest, par value $0.001 per share of the Company (“Shares”) held of record by the undersigned as of any applicable record date. The proxy statement and the accompanying materials or the Notice of Internet Availability are being mailed on or about June 23, 2025 to shareholders of record as of June 18, 2025 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted (1) FOR the proposal to elect each of the trustee nominees listed in Proposal 1. If any other business is presented at the Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Trustees of the Company knows of no other business to be presented at the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any shareholder who executes a proxy may revoke it with respect to a proposal by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Meeting. FS CREDIT INCOME FUND Special Meeting of Shareholders August 4, 2025 This proxy is solicited by the Board of Trustees Continued and to be signed on reverse side